UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/27/2009

APPLE INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-10030

CA	94-2404110
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 Infinite Loop, Cupertino, CA 95014
(Address of principal executive offices, including zip code)

(408) 996-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 27, 2009, the Board of Directors of Apple Inc. (the "Company") adopted the Amended Bylaws of the Company, amending Article V, Section 5.14 of the Company's existing Bylaws to clarify the requirements for shareholders to disclose their beneficial ownership and derivative positions with respect to shares of the Company's capital stock in any notice to the Company for director nominations and other business intended to be brought before a shareholder meeting, and making other conforming and minor procedural changes.

A copy of the Amended Bylaws, effective May 27, 2009, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE INC.

Date: June 02, 2009	By:	/s/ Daniel Cooperman
Daniel Cooperman
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended Bylaws of the Registrant (as of May 27, 2009)